Income Taxes	9 Months Ended
Sep. 30, 2012
Income Taxes

11. Income Taxes

The benefit for income taxes in the year ended December 31, 2009 relates to a refundable research and development credit.

Deferred tax assets and liabilities reflect the net tax effects of net operating loss and tax credit carryovers and the temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	Year Ended December 31,
(in thousands)	2009	2010	2011
Net operating losses	$25,235	$27,135	$26,699
Research and other credits	1,683	2,014	2,029
Deferred revenue	—	—	1,559
Other	722	1,051	750

Total deferred tax assets	27,640	30,200	31,037
Valuation allowance	(27,640)	(30,200)	(31,037)

Net deferred tax assets	$—	$—	$—

A reconciliation of the statutory tax rates and the effective tax rates for the years ended December 2009, 2010, and 2011 is as follows:

	2009	2010	2011
Statutory rate	(34.0)%	(34.0)%	(34.0)%
Nondeductible warrant expense	(0.4)%	—%	—%
Nondeductible stock compensation	0.4%	3.2%	2.6%
Therapeutic grants	1.2%	(10.4)%	—%
Other	0.1%	0.4%	0.4%
Valuation allowance	32.7%	40.8%	31.0%

Effective tax rate	0%	0%	0%

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Based upon the available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be realizable. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $10.7 million, $2.6 million and $0.8 million during 2009, 2010 and 2011, respectively.

At December 31, 2011, the Company had federal net operating loss carryforwards of approximately $67.0 million, which expire in the years 2025 through 2030, and state net operating loss carryforwards of approximately $66.9 million, which expire in the years 2013 through 2028.

At December 31, 2011, the Company had federal research and development credit carryforwards of approximately $1.7 million, which expire in the years 2022 through 2031, and state research and development credit carryforwards of approximately $1.7 million. The state research and development credit carryforwards can be carried forward indefinitely.

During 2010, the Company completed a Section 382 study in accordance with the Internal Revenue Code of 1986, as amended, and similar state provisions. The study concluded that the Company has experienced a couple of ownership changes since inception. This causes the Company’s utilization of its net operating loss and tax credit carryforwards to be subject to substantial annual limitations. These results are reflected in the above carryforward amounts and deferred tax assets. The Company’s ability to utilize its net operating loss and tax credit carryforwards may be further limited as a result of subsequent ownership changes including potential changes in connection with or after the Company’s proposed IPO. All such limitations could result in the expiration of carryforwards before they are utilized.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in thousands)	Amount
Beginning at January 1, 2009	$691
Additions based on tax positions related to current year	159

Balance at December 31, 2009	850
Additions based on tax positions related to current year	172

Balance at December 31, 2010	1,022
Additions based on tax positions related to current year	3

Balance at December 31, 2011	$1,025

There has been no interest or penalties related to unrecognized tax benefits recorded to date. The Company’s unrecognized tax benefits, if recognized, would not have an impact on the Company’s effective tax rate due to the full valuation allowance on the Company’s deferred tax assets. The Company does not anticipate that the amount of existing unrecognized tax benefits will significantly increase or decrease within the next year. Because of net operating loss carryforwards, substantially all of the Company’s tax years remain open to tax federal and state tax examination. The Company files income tax returns in the U.S. federal jurisdiction and California. The U.S. federal corporation income tax returns beginning with the 2000 tax year remain subject to examination by the Internal Revenue Service. The California corporation income tax returns beginning with the 2000 tax year remain subject to examination by the California Franchise Tax Board.